UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2025, Sonoco Products Company, a South Carolina corporation (the “Company”), completed the previously announced sale of its Thermoformed and Flexibles Packaging business and its global Trident business (collectively, the “Business”), pursuant to the terms of the Share and Asset Purchase Agreement (as it may be amended, supplemented, or modified from time to time) (the “Purchase Agreement”), dated as of December 18, 2024, by and between the Company and TOPPAN Holdings Inc., a Japanese corporation (“Buyer”) (such sale, the “Transaction”).

Under the terms of the Purchase Agreement, the aggregate cash purchase price paid by Buyer was $1.8 billion, as adjusted in accordance with the terms of the Purchase Agreement and subject to customary post-closing adjustments as set forth in the Purchase Agreement.

In connection with the completion of the Transaction, the Company and Buyer entered into certain ancillary agreements, including a transition services agreement, pursuant to which the Company will provide specified services and licenses to Buyer following the completion of the Transaction in connection with Buyer’s operation of the Business.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the description in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 18, 2024, which description is incorporated herein by reference, and the full text of the Purchase Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2024, the full text of which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 1, 2025, the Company issued a press release, announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The Company has omitted the inclusion of any pro forma financial information herein with respect to the Transaction as it has previously reported the results of the disposed Business as discontinued operations for all historical periods in its Annual Report on Form 10-K for the year ended December 31, 2024.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Share and Asset Purchase Agreement, dated as of December 18, 2024, by and between Sonoco Products Company and TOPPAN Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on December 18, 2024).
99.1	Press release, dated as of April 1, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 1, 2025	By:	/s/ Jerry A. Cheatham
Jerry A. Cheatham
Interim Chief Financial Officer